                                                                    Exhibit 10.8
                                FOURTH AMENDMENT

This Fourth Amendment is entered and made as of March 5, 2001 (the "Fourth Amendment") as an amendment to the Agreement dated as of October 15, 1990, by and between US Airways, Inc. ("US Airways") and Air Midwest, Inc. ("Contractor") (the "Agreement").

                                   WITNESSETH:

WHEREAS, US Airways and Contractor have entered into the Agreement; and

WHEREAS, in August 6, 1991, the parties further amended the Agreement in certain respects ("First Amendment"); and

WHEREAS, in February of 1993, the parties further amended the Agreement in certain respects ("Second Amendment"); and

WHEREAS, on October 6, 2000, the parties further amended the Agreement in certain respects ("Third Amendment");

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth and for good and valuable consideration, the receipt and sufficiency of which is acknowledged, US Airways and Contractor hereby agree as follows:

      1. Section 11.01 of the Agreement is hereby amended by inserting a subsection "(a)" before the word "Contractor" in the first paragraph of such Section.

      2. Section 11.01 of the Agreement is hereby amended by inserting a new subsection "(b)" at the end of the first paragraph as follows:

            "(b)Effective March 5, 2001, US Airways hereby grants to Contractor for a period of one year, the right to conduct operations described in Section 2.01 above, as amended, and any additional operations undertaken by subsequent amendment hereto under the trademark "US Airways Express" on behalf of Midwest Express Airlines, subject to all of the terms and conditions of Article 11 of the Agreement." Air Midwest Airlines flights d/b/a US Airways Express which operate between Kansas City to the airports listed in Section 2.01 will be permitted to carry the YX code when connecting to Midwest Express Airlines flights from Kansas City to the airports listed below. Any one or more of the airports listed is subject to change at the sole discretion of US Airways, provided that US Airways provides 60 days notice to Air Midwest:

                  [***]
      3. Except as amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

        AIR MIDWEST, INC.                            US AIRWAYS, INC.

        /S/ Greg Stephens                          /S/ Thomas M. Hanley
     --------------------------                 ---------------------------
     By:      Greg Stephens                     By:      Thomas M. Hanley
     Title:   President                         Title:   Vice President
                                                         Express Division